UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 7, 2021

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Minnesota	000-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	MTSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on April 7, 2021 of the transaction contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among MTS Systems Corporation, a Minnesota corporation (the “Company”), Amphenol Corporation, a Delaware corporation (“Parent”), and Moon Merger Sub Corporation, a Minnesota corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on April 7, 2021, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly-owned subsidiary of Parent.

Item 1.02 Termination of a Material Definitive Agreement.

As of the effective time of the Merger (the “Effective Time”), the Company’s 2017 Stock Incentive Plan, 2011 Stock Incentive Plan and 2012 Employee Stock Purchase Plan were terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the Effective Time, each share of the Company’s common stock, par value $0.25 per share (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive $58.50 in cash, without interest thereon (the “Merger Consideration”), subject to any applicable tax withholdings, with the exception of shares (i) owned of record by the Company or any subsidiary of the Company (other than those held on behalf of a third party) and (ii) owned of record by Parent, Merger Sub or any of their respective subsidiaries (other than those held on behalf of a third party).

Immediately prior to the Effective Time, each outstanding option to purchase shares of Company Common Stock granted under a stock plan of the Company (other than any option granted under the Company’s stock purchase plan) (the “Company Options”) became fully vested and was cancelled in exchange for an amount in cash equal to the product of (i) the total number of shares of Company Common Stock subject to such cancelled Company Option multiplied by (ii) the excess, if any, of (a) the Merger Consideration over (b) the exercise price per share of Company Common Stock subject to such cancelled Company Option, without interest and less any required tax withholdings. Each Company Option with respect to which the exercise price per share of Company Common Stock subject thereto was equal or greater than the Merger Consideration was cancelled in exchange for no consideration.

Immediately prior to the Effective Time, each outstanding restricted stock unit award (including, for the avoidance of doubt, each such restricted stock unit that is subject to a deferral election) granted under a stock plan of the Company (the “Company RSU Awards”) became fully vested (with each Company RSU Award that was subject to performance-based vesting conditions being deemed to be vested at the greater of (i) actual performance determined as of immediately prior to the Effective Time and (ii) target level) and was cancelled in exchange for an amount in cash equal to the product obtained by multiplying (x) the aggregate number of vested restricted stock units subject to such Company RSU Award by (y) the Merger Consideration, without interest and less any required tax withholdings.

The description of the Merger Agreement and the Merger contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 9, 2020, and is incorporated by reference herein. The information set forth in the Introductory Note, Item 3.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the Nasdaq Global Select Market (the “Nasdaq”) on April 7, 2021 that, effective on that date, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration. As a result, it is expected that all shares will be removed from trading on the Nasdaq following the close of trading on April 7, 2021. On April 7, 2021, the Surviving Corporation requested that the Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Company Common Stock from the Nasdaq and the deregistration of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Corporation intends to file a Form 15 with the SEC requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Company Common Stock.

Item 3.03 Material Modification to Rights of Security Holders.

Upon the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company (other than the rights of holders of Company Common Stock to receive the Merger Consideration).

To the extent required by Item 3.03 of Form 8-K, the information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Change in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly-owned subsidiary of Parent.

The information set forth above in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, David J. Anderson, Randy J. Martinez, Nancy A. Altobello, David D. Johnson, Michael V. Schrock, Chun Hung (Kenneth) Yu and Linda K. Zukauckas resigned from their positions as members of the board of directors of the Company (the “Board”) and from any and all committees of the Board on which they served. R. Adam Norwitt and Craig A. Lampo became directors of the Surviving Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the articles of incorporation of the Company and the bylaws of the Company were each amended and restated in their entirety as set forth in Exhibit 3.1 and Exhibit 3.2 hereto, respectively, each of which are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among MTS Systems Corporation, Amphenol Corporation and Moon Merger Sub Corporation, dated December 8, 2020 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 9, 2020)
3.1	Amended and Restated Articles of Incorporation of MTS Systems Corporation, dated April 7, 2021
3.2	Amended and Restated Bylaws of MTS Systems Corporation, dated April 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: April 7, 2021	By:	/s/ BRIAN T. ROSS
Brian T. Ross
Executive Vice President and Chief Financial Officer